EXHIBIT 10 (t)

                     SEALRIGHT CO., INC.

                   LEADERSHIP INCENTIVE PLAN


     1.   Purpose.
     (a)
               The purposes of the Sealright Co., Inc. Leadership Incentive Plan (the "Plan") are: (i) to incentivize those key management employees largely responsible for the success and growth of Sealright Co., Inc. and its subsidiary corporations (collectively, the "Company") through their efforts to have the Company meet its stockholders' expectations, and to provide rewards therefore; and (ii) to assist the Company in attracting and retaining executives and other key management employees with experience and ability.
     1.   Administration of the Plan.

         The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee may, in its authority, construe, interpret and administer the Plan. The Committee may at any time and from time to time during the continuance of the Plan, determine which of the management employees of the Company shall be eligible for participation in the Plan ("Eligible Employees"); establish the target bonuses under the Plan; determine the amount of actual bonuses to be paid under the Plan and their composition; grant such bonuses; establish objectives and conditions for receipt of such bonuses and do all other things necessary to carry out the intentions of the Plan.
     1.   Terms of the Awards.

         Each year the Committee shall determine the performance criteria for the award of incentive bonuses for the Company's fiscal year (each a "Plan Year"). The criteria for such awards (collectively, the "Performance Criteria") shall be tied to one or more of the following objectives: overall Company achievement of financial, "value added," goals ("SVA"), achievement of specific strategic goals, and achievement of certain department/division objectives. Certain of the Performance Criteria (i.e., SVA objectives) may be common to all Eligible Employees, while other of the Performance Criteria (i.e., strategic goals and department/division objectives) may be specific to individuals or certain categories of Eligible Employees. The relative weighting of each of the Performance Criteria shall be as annually determined by the Committee.

         Based on achievement of the Performance Criteria, a target bonus (a "Target Bonus") shall be determined for each Eligible Employee and set forth on an individualized Plan (an "Annual Plan"). The amount of an Eligible Employee's Target Bonus shall be determined by the Committee and shall be based upon a percentage of his/her base salary for the given fiscal year.

         The payment of the actual bonus for a Plan Year (a "Bonus") may be subject to achievement of specified minimum requirements and the percentage of a Target Bonus actually paid may be subject to achievement of certain benchmark levels (i.e., Threshold, Target, Above Target), all as annually determined by the Committee (the "Benchmarks") and set forth in an Annual Plan. Thus an Eligible Employee may not be paid any Bonus if specified minimum requirements are not met or if the minimum Benchmark is not achieved. The Annual Plan may set forth a maximum attainable percentage of an Eligible Employee's Target Bonus, as determined by the Committee.

         4.   Method and Date of Payment.

         The Bonus may be paid in cash, common stock of the Company, or a combination of both. The method of payment and/or the allocation between cash and stock, shall be determined annually by the Committee and be set forth in the Annual Plans.

         The cash portion of any Bonus (the "Cash Award") shall be paid on or before the last business day in the February following the close of the Plan Year for which the Bonus is being paid.

         The stock portion of any Bonus (the "Stock Award") shall be paid on or before the last business day in the February following the close of the Plan Year for which the Bonus is being paid, provided the issuance of the shares of common stock of the Company constituting the Stock Award (the "Shares") shall not then violate any applicable federal or state securities laws or the regulations promulgated thereunder. The Shares may be issued by the Company at discount to their fair market value (as determined by the closing sale price quoted on the NASDAQ Stock Market on the close of business on the last business day of the Plan Year), as determined by the Committee and set forth in the Annual Plans, up to a maximum discount of twenty-five percent (25%).

         Upon issuance, an Eligible Employee's Shares will be held in escrow by the Company until the earlier of (i) the third anniversary of their issuance or (ii) the date of termination of the Eligible Employee's employment with the Company (the "Escrow Period"). During the Escrow Period, the Shares may not be sold, transferred, pledged or otherwise assigned by the Eligible Employee, unless the Committee makes a hardship exception upon written application from the Eligible Employee, or his/her legal representative. Any such determination shall be in the sole discretion of the Committee and shall be binding. All other rights of ownership, including the right to vote the Shares and to receive dividends thereon, when and if declared, or distributions with respect thereto, shall accrue to the respective Eligible Employees.

         5.   Promotions.

         Employees of the Company who are promoted in the midst of a Plan Year into incentive eligible positions will be eligible to receive incentives pursuant to the Plan, pro rated for the balance of the year, based upon the next accounting period after the date of promotion.

               6.   Termination of Employment.

          An Eligible Employee must be continuously employed by the Company from the end of the fiscal year for which the Bonus is awarded through the date that the Bonus is paid to receive the Bonus. The Committee may establish such other provisions with respect to the termination or disposition of a Bonus on the death or retirement of an Eligible Employee as it deems advisable.

          7.   Shares/Adjustments Upon Changes in Capitalization.

          Up to 250,000 Shares shall be reserved for issuance pursuant to Stock Awards under the Plan. Shares may be issued by the Company from its treasury or from its authorized but unissued capital. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of Shares, the number of Shares available for issuance under the Plan shall be appropriately and reciprocally adjusted.

          8.   Duration and Amendment of Plan.

          The Committee may at any time prospectively terminate or amend the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any Bonuses theretofore made under the Plan or any Bonus to be paid pursuant to then existing Annual Plans, without the consent of the Eligible Employee.

          9.   Miscellaneous.

          Nothing contained in the Plan shall be construed as giving any Participant the right to remain in the employ of the Company nor of limiting the Company's right to terminate an Eligible Employee's employment at any time.

          Payments under the Plan shall be made from the general assets of the Company. The right of any Eligible Employee to payment under the Plan shall be no greater than that of an unsecured general creditor of the Company.

          The Plan is not qualified under Section 401(a) of the Code, nor is it subject to the provisions of the Employee
Retirement Income Security Act of 1974 ("ERISA").

          10.  Applicable Law.

          The Plan shall be construed and administered in accordance with the laws of the State of Kansas.




                      SEALRIGHT CO., INC.

                      SALES INCENTIVE PLAN


         1.   Purpose.

         The purposes of the Sealright Co., Inc. Sales Incentive Plan (the "Plan") are: (i) to incentivize those sales employees largely responsible for the success and growth of Sealright Co., Inc. and its subsidiary corporations (collectively, the "Company") through their efforts to have the Company meet its stockholders' expectations, and to provide rewards therefore; and (ii) to assist the Company in attracting and retaining sales employees with experience and ability.

         2.   Administration of the Plan.

         The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee may, in its authority, construe, interpret and administer the Plan. The Committee may at any time and from time to time during the continuance of the Plan, determine which of the sales employees of the Company shall be eligible for participation in the Plan ("Eligible Employees"); establish the target bonuses under the Plan; determine the amount of actual bonuses to be paid under the Plan and their composition; grant such bonuses; establish objectives and conditions for receipt of such bonuses and do all other things necessary to carry out the intentions of the Plan.

         3.   Terms of the Awards.

         Each year the Committee shall determine the performance criteria for the award of incentive bonuses for the Company's fiscal year (each a "Plan Year"). The criteria for such awards (collectively, the "Performance Criteria") shall be tied to one or more of the following objectives: overall Company achievement of financial "value added" goals ("SVA"), achievement of specific strategic goals, achievement of certain department/division objectives, and achievement of individual sales objectives and goals. Certain of the Performance Criteria (i.e., SVA objectives) may be common to all Eligible Employees, while other of the Performance Criteria (i.e., strategic goals, department/division objectives and individual goals) may be specific to individuals or certain categories of Eligible Employees. The relative weighting of each of the Performance Criteria shall be as annually determined by the Committee.

         Based on achievement of the Performance Criteria, a target bonus (a "Target Bonus") shall be determined for each Eligible Employee and set forth on an individualized Plan (an "Annual Plan"). The amount of an Eligible Employee's Target Bonus shall be determined by the Committee and shall be based upon a percentage of his/her base salary for the given fiscal year.

         The payment of the actual bonus for a Plan Year (a "Bonus") may be subject to achievement of specified minimum requirements and the percentage of a Target Bonus actually paid may be subject to achievement of certain benchmark levels (i.e., 95% of target performance), all as annually determined by the Committee (the "Benchmarks") and set forth in an Annual Plan. Thus an Eligible Employee may not be paid any Bonus if specified minimum requirements are not met or if the minimum Benchmark is not achieved. An Eligible Employee who has achieved greater than 100% of target performance may receive greater than 100% of his/her Target Bonus. The Annual Plan may set forth a maximum attainable percentage of an Eligible Employee's Target Bonus, as determined by the Committee.

         4.   Method and Date of Payment.

         The Bonus may be paid in cash, common stock of the Company, or a combination of both. The method of payment and/or the allocation between cash and stock, shall be determined annually by the Committee and be set forth in the Annual Plans.

         The cash portion of any Bonus (the "Cash Award") attributable to up to 100% achievement of the Performance Criteria excluding SVA shall be paid on a quarterly basis. Any portion of the Cash Award above 100% achievement and the portion of Cash Award attributable to SVA shall be paid on or before the last business day in the February following the close of the Plan Year for which the Bonus is being paid.

         The stock portion of any Bonus (the "Stock Award") shall be paid on or before the last business day in the February following the close of the Plan Year for which the Bonus is being paid, provided the issuance of the shares of common stock of the Company constituting the Stock Award (the "Shares") shall not then violate any applicable federal or state securities laws or the regulations promulgated thereunder. The Shares may be issued by the Company at discount to their fair market value (as determined by the closing sale price quoted on the NASDAQ Stock Market on the close of business on the last business day of the Plan Year), as determined by the Committee and set forth in the Annual Plans, up to a maximum discount of twenty-five percent (25%).

         Upon issuance, an Eligible Employee's Shares will be held in escrow by the Company until the earlier of (i) the third anniversary of their issuance or (ii) the date of termination of the Eligible Employee's employment with the Company (the "Escrow Period"). During the Escrow Period, the Shares may not be sold, transferred, pledged or otherwise assigned by the Eligible Employee, unless the Committee makes a hardship exception upon written application from the Eligible Employee, or his/her legal representative. Any such determination shall be in the sole discretion of the Committee and shall be binding. All other rights of ownership, including the right to vote the Shares and to receive dividends thereon, when and if declared, or distributions with respect thereto, shall accrue to the respective Eligible Employees.

         5.   Promotions.

         Employees of the Company who are promoted in the midst of a Plan Year into incentive eligible positions will be eligible to receive incentives pursuant to the Plan, pro rated for the balance of the year, based upon the next accounting period after the date of promotion.

               6.   Termination of Employment.

          An Eligible Employee must be continuously employed by the Company from the end of the fiscal year for which the Bonus is awarded through the date that the Bonus is paid to receive the Bonus. The Committee may establish such other provisions with respect to the termination or disposition of a Bonus on the death or retirement of an Eligible Employee as it deems advisable.

          7.   Shares/Adjustments Upon Changes in Capitalization.

          Up to 250,000 Shares shall be reserved for issuance pursuant to Stock Awards under both the Plan and the Company's Leadership Incentive Plan. Shares may be issued by the Company from its treasury or from its authorized but unissued capital. In the event of any changes in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of Shares, the number of Shares available for issuance under the Plan shall be appropriately and reciprocally adjusted.

          8.   Duration and Amendment of Plan.

          The Committee may at any time prospectively terminate or amend the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any Bonuses theretofore made under the Plan or any Bonus to be paid pursuant to then existing Annual Plans, without the consent of the Eligible Employee.

          9.   Miscellaneous.

          Nothing contained in the Plan shall be construed as giving any Participant the right to remain in the employ of the Company nor of limiting the Company's right to terminate an Eligible Employee's employment at any time.

          Payments under the Plan shall be made from the general assets of the Company. The right of any Eligible Employee to payment under the Plan shall be no greater than that of an unsecured general creditor of the Company.

          The Plan is not qualified under Section 401(a) of the Code, nor is it subject to the provisions of the Employee
Retirement Income Security Act of 1974 ("ERISA").

          10.  Applicable Law.

          The Plan shall be construed and administered in accordance with the laws of the State of Kansas.